The Victory Portfolios

Supplement dated February 12, 2015 to the

Statement of Additional Information dated October 10, 2014

This Statement of Additional Information is being revised to reflect a change in the portfolio managers of the Growth Opportunities Fund (“Fund”).

1. The relevant portions of the chart on page 64 regarding the Fund are replaced with the following information as of December 31, 2014:

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Total Assets Managed (In Millions)(1)
Michael Gura	495.68	1	—	0	28.19	5	523.87
Tony Dong	6,277.96	1	14.90	1	1,565.40	41	7,858.27

(1) If an account was managed by a team, the total number of accounts and assets have been attributed to each respective team member. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding.

2. The following information is added under “Fund Ownership” on pages 65:

The dollar range of equity securities of the Growth Opportunities Fund beneficially owned by the portfolio managers of such Fund is as follows:

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of December 31, 2014
Mr. Dong	Growth Opportunities Fund	$1,000 - $10,000
Mr. Gura	Growth Opportunities Fund	$50,001 - $100,000

3. All other references to Ken Smith and Mark Lebovitz in the SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.